                                                                    EXHIBIT 99.1

ANC RENTAL CORPORATION, ET AL.                                                               CASE NO. 01-11200 JOINTLY ADMINISTERED

                        COMBINED SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SUBSTITUTE MOR-1

                                          For the Period August 1, to August 31, 2002

                                                                  CURRENT PERIOD ACTIVITY        ACTIVITY - FILING PERIOD TO DATE
                                                                -----------------------------   ----------------------------------
                                                                   ACTUAL         PROJECTED          ACTUAL            PROJECTED

Cash - Beginning of Period                                      $130,834,091   $   56,994,000   $   101,226,814    $    99,778,000

Receipts:
           Credit Card and Local Deposits                       $190,863,085   $  214,737,000   $ 1,712,848,786    $ 1,553,380,000
           Collections of Accounts Receivable                     67,859,015       49,825,000       517,988,656        310,194,000
           Other Receipts                                         87,422,457       34,116,000       254,116,136        221,524,000
                                                                ==================================================================
Total Receipts                                                  $346,144,557   $  298,678,000   $ 2,484,953,578    $ 2,085,098,000

Disbursements:
           US Trustee Fees Paid                                 $         --   $           --   $       225,750    $            --
    4      Fleet Operating Expenses                               15,596,771       18,816,000       130,026,647        145,556,000
   5a      Personnel - Net Cash Payroll                           23,606,264       19,373,357       210,449,785        195,498,896
   5b      Personnel - Payroll Taxes Paid                          8,335,980        6,841,231        78,055,422         69,628,631
   5c      Personnel - Benefits Payments                           6,391,113        5,245,104        57,596,906         51,418,634
   5d      Personnel - Payments of Garnishments Withheld             167,308          137,308         1,749,971          1,631,085
    6      Travel Expenses Paid                                      482,050          297,000         2,978,522          2,970,000
    7      Fuel Payments For Rental Fleet                          4,319,576        5,062,000        36,971,171         41,811,000
    8      Airport - Agency - Concession Fees Paid                19,615,352        6,729,000       160,651,049         54,879,000
    9      Insurance Payments All                                  9,878,210       13,969,000        76,333,488        108,530,000
   11      Facility and Other Fixed Operating Expenses Paid       18,829,380        7,907,000       157,561,660        109,293,000
   13      Travel Agency Tour Operator Commission Payments         6,958,363        8,455,000        75,113,432         68,836,000
   14      Advertising Payments                                    8,809,349        7,469,000        33,093,415         51,015,000
   15      IT Consulting Payments                                  4,605,539        3,738,000        41,596,968         35,369,000
   16      IT Other Cash Payments                                  2,901,107        5,824,000        20,765,295         52,765,000
   17      Sales Taxes and Other Taxes Paid                       22,258,471       28,551,000       203,869,292        238,233,000
   18      Professional Fees Paid - Ordinary Course                  887,844          172,000        11,737,209          4,702,000
   19      Professional Fees Paid - Bankruptcy Professionals       3,747,374        1,440,000        14,363,616         18,200,000
   20      Other Miscellaneous Operating Expenses Paid             8,395,986        3,234,000        78,689,366         37,994,000
   23      Capital Expenditures                                    1,343,534        3,478,000         5,611,473         47,355,000
   24      Interest and Financing Fees Paid                        1,535,276          540,000        20,140,390          8,330,000
   25      Vehicle Holding Costs Paid                             92,635,535      104,408,000       709,746,528        679,800,000
   25.1    Fleet Purchase Payments and Financing Enhancements     57,135,359       19,700,000       296,310,130        183,326,000
   26      Working Capital Fundings to Subsidiaries                       --               --         4,000,000          6,000,000
                                                                ==================================================================
Total Disbursements                                             $318,435,741   $  271,386,000   $ 2,427,637,486    $ 2,213,141,245

Net Cash Flow                                                   $ 27,708,816   $   27,292,000   $    57,316,093    $  (128,043,245)

                                                                ==================================================================
Cash at End of Period                                           $158,542,907   $   84,286,000   $   158,542,907    $   (28,265,245)
                                                                ==================================================================

Notes: "Projected" amounts for the month of August posted from the February 15, 2002 revised budget.

         "Projected" amounts for the Filing Period to Date reflect a combination of the original budget and the revised budget.

         Effective July 2002 and for future periods, category 12 "Other" has been combined with Category 20 "Other".

         Effective August 2002, all Insurance payments combined in item 9 "Insurance All".

ANC RENTAL CORPORATION ET AL.,
CASE NO. 01-11200 JOINTLY ADMINISTERED
SUMMARY COMBINED BALANCE SHEET
AUGUST 31, 2002


                      ASSETS

Cash & Cash Equivalents                        $  157,877,903
Restricted Cash                                       665,004
Receivables, net                                  150,910,069
Prepaid Expenses                                   46,883,110
Revenue Earning Vehicles, net                     (18,487,271)
Property Plant & Equip, net                       247,046,983
Intangible Assets, net                            127,131,913
Investment in Subsidiaries                      3,752,925,943
Other Assets                                       30,931,838
                                               --------------
    TOTAL ASSETS                               $4,495,885,492
                                               ==============


           LIABILITIES & SHAREHOLDERS' EQUITY

Accounts Payable                               $  150,152,557
Estimated Debt - Vehicle Rental                    20,582,336
Accrued Liabilities                               266,426,477
Insurance Reserves                                295,442,418
Other Debt                                        287,889,282
Deferred Income Taxes                             253,710,734
Interest rate hedges at fmv                        82,260,000
Due to Affiliates                                 696,094,707
Other Liabilities                                  83,742,659
                                               --------------
    TOTAL LIABILITIES                           2,136,301,170

Shareholders' equity                            2,359,584,322
                                               --------------
    TOTAL LIABILITIES & SHAREHOLDERS' EQUITY   $4,495,885,492
                                               ==============

ANC Rental Corporation, et al.,
Case Number 01-11200 Jointly Administered        One Month       For the Period
Summary Statement of Operations                    Ended        Nov. 13, 2001 to
For the Periods as Indicated                  August 31, 2002   August 31, 2002

Total Revenue                                   212,273,289       1,743,778,083

Direct Operating Costs                           92,750,125         832,503,522
Vehicle Depreciation, net                        78,739,379         702,046,051
SGA                                              41,915,018         387,377,323
Amortization of Intangibles                             -               290,750
Transition Cost                                  23,136,300         155,574,718
Interest Income                                    (200,792)         (2,579,369)
Interest Expense                                  4,074,312          50,241,085
FMV Stand Alone Caps                              2,774,804          29,853,422
Other (Income)/expense net                          240,429          52,448,551
Loss on Sale and Leaseback Transaction
                                                -------------------------------
Income/(Loss) Before Tax                        (31,156,286)       (463,977,970)

Income Taxes                                            -                   -
                                                -------------------------------
Net Income                                      (31,156,286)       (463,977,970)
                                                ===============================

Note: Obligations incurred by ANC Management
Services, Inc., Republic Guy Salmon, Inc., and certain other subsidiaries are settled by ANC
Rental Corporation then charged to the respective subsidiary by way of an intercompany charge.